UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2026

Genasys Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-24248	87-0361799
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16262 West Bernardo Drive
San Diego, California		92127
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 858 676-1112

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value per share	GNSS	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Genasys Inc. (the “Company”) held its Annual Meeting of Stockholders (the “2026 Annual Meeting”) on March 17, 2026. The number of shares of the Company’s common stock outstanding and eligible to vote as of January 21, 2026, the record date for the 2026 Annual Meeting, was 45,212,311. Of these, a total of 25,083,917 shares were voted, either in person or by proxy. The following is a brief description of each matter voted upon at the 2026 Annual Meeting, as well as the number of votes cast for, against or withheld as to each matter, and, if applicable, the number of abstentions and broker non-votes:

Election of Directors:

The five individuals listed below were elected at the 2026 Annual Meeting to serve for a one-year term on the Company’s Board of Directors (the “Board”):

Nominee	Number of Shares Voted For	Number of Shares Withheld	Broker Non-Votes
Richard S. Danforth	13,145,959	2,224,572	9,713,386
William H. Dodd	13,965,420	1,405,111	9,713,386
W. Craig Fugate	13,879,560	1,490,971	9,713,386
R. Rimmy Malhotra	13,916,633	1,453,898	9,713,386
Susan Lee Schmeiser	11,326,368	4,044,163	9,713,386

Ratification of Independent Registered Public Accounting Firm:

The ratification of the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2026, was approved by the following votes:

For	Against	Abstain
21,419,235	2,005,498	1,659,184

Advisory Vote on the Compensation of the Company’s Named Executive Officers:

The compensation of the Company’s named executive officers as described in its proxy statement filed with the Securities and Exchange Commission on January 28, 2026 (the “Proxy Statement”), was approved, on an advisory, non-binding basis, by the following votes:

For	Against	Abstain	Broker Non-Votes
8,844,760	5,107,733	1,418,038	9,713,386

As a result of the 2026 Annual Meeting, all five director nominees were elected to the Board, Baker Tilly US, LLP’s appointment as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2026 was ratified and the compensation of the Company’s named executive officers as described in the Proxy Statement was approved on an advisory, non-binding basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genasys Inc.

Date:	March 18, 2026	By:	/s/ Cassandra L. Hernandez-Monteon
Cassandra L. Hernandez-Monteon Chief Financial Officer